INCOME TAXES	12 Months Ended
Sep. 30, 2022
INCOME TAXES
INCOME TAXES

18.         INCOME TAXES

Agritech and its subsidiary, State Harvest are incorporated in the British Virgin Islands and are exempted from the income tax under the laws of the British Virgin Islands. State Harvest’s subsidiaries and State Harvest’s variable interest entity, Beijing Origin and its majority owned subsidiaries (together, the “PRC entities”) were incorporated in the PRC and governed by the PRC laws.

The applicable tax rate of the PRC Enterprise Income Tax (“EIT”) was changed from 33% to 25% on January 1, 2008, according to the Corporate Income Tax Law. The preferential tax rate previously enjoyed by the PRC entities is gradually transitioned to the new standard rate of 25% over a five-year transitional period. In addition, article 28 of the new tax law stated that the income tax rate of a “high technology” company (high-tech status) is to remain at 15%.

Preferential tax treatment of Beijing Origin as “high technology” company (High-tech Status) from October 28, 2018 to October 27, 2021 has been granted by the relevant tax authorities. Beijing Origin is entitled to a preferential tax rate of 15% which is subject to annual review. As a result of these preferential tax treatments, the reduced tax rates applicable to Beijing Origin Seed Limited for 2020, 2021 and 2022 are 15%.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by taxing authorities. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the Company’s liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. Until September 30, 2022, the management considered that the Company had no uncertain tax positions affected its consolidated financial position. The Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities and the major one is the China tax authority. The open tax years for examinations in China are 5 years.

The principal components of the deferred income tax assets are as follows:

	September 30,
	2021	2022
	RMB	RMB
Non-current deferred tax assets:
Net operating loss carry forward	119,617	118,410
Impairment loss	35,840	36,567
Others	22,959	22,859

Non-current deferred income tax assets	178,416	177,835
Valuation allowances	(178,416)	(177,835)

Net non-current deferred income tax assets	—	—

The Company did not have any significant temporary differences relating to deferred tax liabilities as of September 30, 2021 and 2022.

A significant portion of the deferred tax assets recognized relates to net operating loss and credit carry forwards. The Company operates through the PRC entities and the valuation allowance is considered on each individual basis.

Reconciliation between total income tax expenses and the amount computed by applying the statutory income tax rate to income before taxes is as follows:

	Year ended
	September 30,
	2020	2021	2022
	%	%	%
Statutory rate	25	25	25
Effect of preferential tax treatment	—	—	—
Change in valuation allowance	(24)	(25)	(25)
Over provision in prior year	—	—	(1)

Effective income tax rate	1	—	(1)